Exhibit 10.1

Prepared by: Steve Metcalf	Date Held: October 22, 2013	Time Held: 9:00 a.m.

IN THE DISTRICT COURT FOR DELAWARE COUNTY

STATE OF OKLAHOMA

WHLR-HPA-1, LLC,	)
)
Plaintiff,	)
)
vs.	)
)
CROSSLAND HEAVY	)
CONSTRUCTION, INC.,	)
	)	Case No. CJ-2013-131
Defendants,	)	Honorable Robert G. Haney
)
vs.	)
)
HARBOR POINT ASSOCIATES, LLC.,	)
WHEELER REAL ESTATE	)
INVESTMENT TRUST, INC. and	)
JON S. WHEELER,	)
)
Third-Party Defendants.	)

SETTLEMENT AGREEMENT

We, the undersigned, enter into this Settlement Agreement to resolve the claims between us on the following terms: Plaintiff and Third Party Defendants shall pay to Defendant the sum of Eight Hundred Fifty-Six Thousand Two Hundred Sixteen and 47/100 ($856,216.47) Dollars via wire transfer on or before November 22, 2013, upon receipt of which by Defendant, Plaintiff and Defendant, shall dismiss their respective claims against one another with prejudice in this lawsuit, such dismissals to be filed by the parties within ten (10) days of such receipt, and Defendant shall file of record a release of the mechanic and materialman lien

Prepared by: Steve Metcalf	Date Held: October 22, 2013	Time Held: 9:00 a.m.

recorded against the property which is the subject of this litigation within the same ten (10) day period. All parties shall bear their own attorneys’ fees and costs incurred in connection with this action.

Should either party find it necessary to retain an attorney to enforce the terms of this Agreement, the prevailing party in any such enforcement action shall be entitled to recover from the non-prevailing party all of the costs and attorneys’ fees incurred by the prevailing party.

DATED this 22nd day of October, 2013.

PLAINTIFF, WHLR-HPA-1-LLC:	DEFENDANT, CROSSLAND HEAVY CONTRACTORS, INC.:

/s/ JON S. WHEELER	/s/ MARK E. SELL
JON S. WHEELER	MARK E. SELL
(printed name)	(printed name)

THIRD PARTY DEFENDANTS, HARBOR POINT ASSOCIATES, LLC, WHEELER REAL ESTATE INVESTMENT TRUST, INC. and JON S. WHEELER:	COUNSEL FOR CROSSLAND HEAVY CONTRACTORS, INC.:
/s/ ROBERT CARLSON
/s/ JON S. WHEELER	ROBERT CARLSON
COUNSEL FOR WHLR-HPA-1, LLC and THIRD-PARTY DEFENDANTS HARBOR POINT ASSOCIATES, LLC, WHEELER REAL ESTATE INVESTMENT TRUST, INC. and JON S. WHEELER:	(printed name)

/s/ RICHARD K. HOLMES
RICHARD K. HOLMES
(printed name)